UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 766-3636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officer

On May 31, 2024, Sonendo, Inc. (the “Company”) appointed John Bostjancic, age 53, to serve as Chief Financial Officer of the Company, effective June 5, 2024.

Prior to his appointment as Chief Financial Officer, Mr. Bostjancic served as a financial consultant to several life science companies since November 2023. Prior to this, he served as Chief Financial Officer of Orthofix Medical Inc. following its merger with SeaSpine Holdings Corporation from January 2023 to September 2023, as Chief Financial Officer of SeaSpine from July 2015 to January 2023, and in May 2022 he was appointed to his expanded role of Chief Operating and Financial Officer at SeaSpine. Mr. Bostjancic served as acting Chief Financial Officer of the SeaSpine business within Integra Life Sciences Holdings Corporation from 2014 to 2015 and from 2012 to 2014 he was Senior Vice President of Global Supply Chain at Integra. Mr. Bostjancic's responsibilities included global planning, kitting, distribution, logistics and customer service in the role, and he led the project team implementing the U.S. Food and Drug Administration’s “unique device identifier” rule in 2014. From 2008 to 2012, he was Senior Vice President of Financial Planning and Analysis at Integra. Since joining Integra in 1999, he held roles of increasing responsibility in the finance organization, including Corporate Controller from 2003 through 2006. Before joining Integra, from 1998 through 1999 Mr. Bostjancic was a manager in the accounting standards team at Merck & Co., Inc., a publicly traded health care company. From 1993 to 1998, he worked in the business assurance organization at PricewaterhouseCoopers. Mr. Bostjancic received his B.S. in Accounting from the College of New Jersey.

In connection with Mr. Bostjancic’s appointment as Chief Financial Officer, it is expected that Mr. Bostjancic will have an annual base salary of $425,000 and target bonus of 60% of his annual base salary, prorated in 2024 for the period of his employment. As an inducement to his employment as Chief Financial Officer, the Company’s board of directors granted Mr. Bostjancic 720,000 restricted stock units (the “RSUs”) pursuant to the 2023 Sonendo Employment Inducement Incentive Award Plan (the “RSU Award”). The RSU Award will vest over four years, with 25% of the RSUs vesting on an annual basis, subject to Mr. Bostjancic’s continued provision of services to the Company through each such vesting date and other standard terms.

It is expected that Mr. Bostjancic will enter into the Company’s standard form of indemnification agreement, in substantially the same form filed as Exhibit 10.2 hereto, and standard form executive severance plan, in substantially the same form filed as Exhibit 10.3 hereto.

Mr. Bostjancic has no family relationship with any director, executive officer or person nominated to become a director or executive officer of the Company. Mr. Bostjancic has not engaged in any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed. There are no arrangements or understandings between Mr. Bostjancic and any other person pursuant to which he was appointed as the Company’s Chief Financial Officer.

Chris Guo, who has served as interim Chief Financial Officer, will continue as Vice President of Finance and Corporate Controller.

Amendment of Inducement Plan

On May 31, 2024, the board of directors of the Company amended (the “Amendment”) the 2023 Employment Inducement Incentive Award Plan (the “Plan”) and, subject to the adjustment provisions of the Plan, reserved an additional 1,000,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Plan.

The Plan provides for, among other things, the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and other stock- or cash-based awards to eligible individuals. Awards under the Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company.

A copy of the Amendment is attached as Exhibit 10.4 hereto and incorporated by reference herein. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

On June 5, 2024, the Company issued a press release related to the foregoing mentioned in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description
10.1	Employment Letter, dated as of June 3, 2024, by and between Sonendo, Inc. and John Bostjancic
10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Amendment No. 1 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on October 25, 2021)

10.3	Form Executive Severance Plan (incorporated by reference to Exhibit 10.19 of the Company's Form S-1 Registration Statement filed with the Securities and Exchange Commission on October 25, 2021)
10.4

Amendment to the 2023 Employment Inducement Incentive Award Plan (incorporated by reference to Exhibit 99.2 of the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on June 4, 2024)

99.1	Press Release issued by Sonendo, Inc., dated June 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonendo, Inc.

Date:	June 5, 2024	By:	/s/ Bjarne Bergheim
Bjarne Bergheim President and Chief Executive Officer